UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2011

BEACON ENTERPRISE SOLUTIONS GROUP, INC.
(Exact name of registrant as specified in Charter)

Nevada	000-31355	81-0438093
(State or other jurisdiction of	(Commission File No.)	(IRS Employee Identification
incorporation or organization)		No.)
9300 Shelbyville Road, Suite 1020
Louisville, Kentucky 40222
 (Address of Principal Executive Offices)

502- 657-3500
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2011, Mark Gervasoni, the Chief Marketing and Sales Officer of Beacon Enterprise Solutions Group, Inc. (the “Company”), voluntarily resigned from the Company.  Mr. Gervasoni will remain involved with the Company as an independent contractor and will continue pursuing current and future sales opportunities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEACON ENTERPRISE SOLUTIONS GROUP, INC.

Date: June 6, 2011	By:	/s/ Michael Grendi
Michael Grendi,
Principal Financial Officer